FEG ABSOLUTE ACCESS FUND I LLC

Limited Liability Company Units

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Supplement dated December 30, 2016 to
Statement of Additional Information dated July 28, 2016, as supplemented to date
(the “SAI”)
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At an in-person meeting of the Board of Directors held on November 29, 2016, the Board appointed Julie T. Thomas as Chief Compliance Officer of the Fund, effective December 1, 2016. Ms. Thomas replaced Ann Marie Swanson, the Fund’s former Chief Compliance Officer, who resigned concurrent with Ms. Thomas’ appointment.

1.	The fourth entry in the table “Board of Directors and Officers – Interested Director and Officers” on page 18 of the SAI is deleted and replaced with the following:

NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER	OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER
Julie T. Thomas July 10, 1962 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chief Compliance Officer	Indefinite; Since December 2016	Chief Compliance Officer, Fund Evaluation Group, LLC, since November 2015; Vice President, Deputy Chief Compliance Officer, The Ohio National Life Insurance Company, January 2015-November 2015; Chief Compliance Officer, 2013-2015, Director, Fund Compliance, 2012-2013, Fund Compliance Officer, 2011-2012; Suffolk Capital Management LLC, Fiduciary Capital Management, LLC, Ohio National Investments, Inc., and Ohio National Fund.	4	None